Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is made and dated for reference May 18, 2011.

BETWEEN:

DALEA PARTNERS, LP.,

as Lender

AND:

TRANSATLANTIC PETROLEUM LTD.,

as Borrower

WHEREAS:

A.	The parties hereto entered into that certain credit agreement made as of June 28, 2010 (the “Credit Agreement”) wherein the Lender agreed to establish the Loan in favor of the Borrower;

B.	The parties hereto have agreed to amend the Credit Agreement, as herein set out.

NOW THEREFORE, in consideration of the premises and of other good and valuable consideration (the receipt whereof is hereby acknowledged), the parties hereto agree as follows:

1.	Unless otherwise defined herein or unless the context otherwise requires, defined words and terms used in the Credit Agreement shall have the same meanings when used herein.

2.	The Credit Agreement shall be and is hereby amended and modified as follows:

(a)	Paragraph 4(a)(i) shall be amended by deleting the phrase “the date that is one year from the date of the Initial Advance” and replacing it with the date “December 31, 2011”;

(b)	Paragraph 5 shall be amended by deleting the phrase “LIBOR Rate plus 2.5%” and replacing it with the phrase “LIBOR Rate plus 5.5%”.

3.	The Credit Agreement, together with all terms, covenants and conditions thereof as hereby amended, will be and continue to be in full force and effect.

4.	This Amendment and everything herein contained will enure to the benefit of and be binding on the Borrower and the Lender and their respective successors and assigns.

5.	This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or by e-mail in pdf format shall be effective as delivery of a manually executed counterpart hereof.

6.	This Amendment shall be effective as of and from May 1, 2011.

IN WITNESS WHEREOF the parties hereto have executed this Amendment as of the date first above written.

The Borrower:		The Lender:

TRANSATLANTIC PETROLEUM LTD.		DALEA PARTNERS, LP.

By:	/s/ Jeffrey S. Mecom	By:	/s/ N. Malone Mitchell, 3rd
Name:	Jeffrey S. Mecom	Name:	N. Malone Mitchell, 3rd
Title:	Vice President	Title:	Partner